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                                                                    EXHIBIT 32.2

                CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT
                TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Quinton Cardiology Systems, Inc. (the Company) on Form 10-K/A for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Michael K. Matysik, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                  /s/ MICHAEL K. MATYSIK
                                                  ------------------------------
                                                  Michael K. Matysik
                                                  Chief Financial Officer

            Date:  April 22, 2005